SUMMARY PROSPECTUS – MAY 1, 2012 RS Greater China Fund

Share Class (Ticker): Class Y (RCHYX)	Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the Fund’s Statement of Additional Information (SAI) and most recent reports to shareholders, online at www.RSinvestments.com/prospectus. You can also get this information at no cost by calling 800-766-3863 or by sending an e-mail request to prospectus@rsinvestments.com. You can also get this information from your financial intermediary. This Summary Prospectus incorporates by reference the Fund’s Prospectus and SAI, each dated May 1, 2012, and the financial statements included in the Fund’s annual report to shareholders, dated December 31, 2011.

Investment Objective

Long-term capital appreciation.

Fees and Expenses of the Fund

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. No sales loads are imposed on Class Y shares.

Annual Fund Operating Expenses (expenses are deducted from Fund assets as a percentage of average daily net assets)
Share Class	Class Y
Management Fees	1.10%
Distribution (12b-1) Fees	N/A
Other Expenses[1]	0.83%
Total Annual Fund Operating Expenses[2]	1.93%
Fee Waiver/Expense Reimbursement[2]	-0.52%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement[2]	1.41%
1	“Other Expenses” have been annualized.
2	An expense limitation with respect to the Fund’s Total Annual Fund Operating Expenses is imposed pursuant to a written agreement to limit the Total Annual Fund Operating Expenses for Class Y Shares so that Class Y benefits from a level of reimbursement (as expressed in basis points) that is the same as the level of reimbursement for Class A shares during the period. This expense limitation will continue through April 30, 2013, and cannot be terminated by RS Investments prior to that date.

Example

This Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, whether or not you redeem at the end of such periods. This Example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same as shown above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class Y
1 Year	$144
3 Years	$556
5 Years	$994
10 Years	$2,212

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The inception date for the Fund was May 16, 2011. During the period from May 16, 2011 to December 31, 2011, the Fund’s portfolio turnover rate (not annualized) was 9% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies

The Fund normally invests at least 80% of the value of its net assets in common stocks, preferred stocks, and other securities convertible into common or preferred stock of Greater China companies. The Fund currently defines a “Greater China company” as (i) a company that has securities that are traded primarily on any stock exchange in China, Hong Kong, or Taiwan; (ii) a company that the Fund’s investment team considers to derive 50% or more of its revenues or profits from goods produced, services performed, or sales made in China, Hong Kong, or Taiwan; (iii) a company that is organized under the laws of, or has its principal office in, China,

RS GREATER CHINA FUND

Hong Kong, or Taiwan; or (iv) a company that the Fund’s investment team determines has a majority of its physical assets located in China, Hong Kong, or Taiwan. Because the Fund focuses its investments in Greater China companies, the values of its shares will be more greatly affected by economic, financial, political, and other factors affecting China, Hong Kong, and Taiwan than mutual funds that invest more broadly. The Fund may invest in companies of any size.

The Fund’s investment team uses fundamental research and a bottom-up approach to portfolio construction, with the objective of making long-term investments in companies it believes can sustain above-average growth rates and that currently trade at prices that do not fully reflect those rates of growth. The investment team looks for companies that it believes have strong competitive positions within attractive industries and high-quality earnings, and may favor investments in the securities of companies the investment team believes have a positive approach toward shareholders.

The Fund will not typically seek to hedge its foreign currency exposure (arising from investments denominated in foreign currencies) relative to the U.S. dollar, although the Fund may engage in foreign currency exchange contracts to take advantage of changes in currency exchange rates anticipated by the Fund’s investment team.

The Fund also may invest in foreign issuers through American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), or similar investment vehicles.

Principal Risks

You may lose money by investing in the Fund. The Fund may not achieve its investment objective. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are as follows.

Equity Securities Risk

The value of a company’s stock may decline in response to factors affecting that particular company or stock markets generally.

Foreign Securities Risk

Foreign securities are subject to political, regulatory, and economic risks not present in domestic investments. In addition, when the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund.

Greater China Risk

Investments in the Greater China region are subject to special risks, such as less developed or less efficient trading markets, currency fluctuations or blockage, nationalization of assets, limits on repatriation, and the effects of governmental control of markets. The Chinese economy and financial markets have experienced high levels of growth in recent years; any actual or perceived reduction or curtailment in those levels of growth in the future would likely have a substantial adverse impact on the values of Greater China companies. Investments in securities of Chinese companies are subject to China’s heavy dependence on exports. A small number of companies and industries represent a relatively large portion of the Greater China market as a whole. Monsoons and other natural disasters may cause substantial adverse economic effects.

Currency Risk

Investments in foreign securities are often denominated and traded in foreign currencies. The value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies.

Emerging Market Risk

Risks of investing in emerging markets include greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers, an emerging market country’s dependence on revenue from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, differences in auditing and financial reporting standards, and less developed legal systems.

Focused Investment Risk

Focusing investments in a particular market or economic sector (which may include issuers in a number of different industries) increases the risk of loss because the stocks of many or all of the companies in the market or sector may decline in value due to developments adversely affecting the market or sector. In addition, investors may buy or sell substantial amounts of the Fund’s shares in response to factors affecting or expected to affect the particular market or sector, resulting in extreme inflows and outflows of cash into and out of the Fund. Such inflows or outflows might affect management of the Fund adversely to the extent they were to cause the Fund’s cash position or cash requirements to exceed normal levels.

Small Companies Risk

Small companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

Investment Style Risk

A mutual fund investing principally in growth style stocks may at times underperform other mutual funds that invest more broadly or that have different investment styles.

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RS GREATER CHINA FUND

Liquidity Risk

Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by Baillie Gifford Overseas Limited, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

Cash Position Risk

To the extent that the Fund holds assets in cash and cash equivalents and not in the investments previously described, the ability of the Fund to meet its objective may be limited.

Overweighting Risk

Overweighting investments in an industry or group of industries relative to the Fund’s benchmark increases the risk that the Fund will underperform its benchmark because a general decline in the prices of stocks in that industry or group of industries will affect the Fund to a greater extent than its benchmark.

Underweighting Risk

If the Fund underweights its investment in an industry or group of industries relative to the Fund’s benchmark, the Fund will participate in any general increase in the value of companies in that industry or group of industries to a lesser extent than the Fund’s benchmark.

Fund Performance

The bar chart and performance table are not included because the Fund had not completed one full calendar year of investment operations as of the date of this prospectus. Certain supplemental performance information is included in Appendix B to this prospectus. The performance information presented in Appendix B is not that of the Fund.

Management of the Fund

Investment Adviser

RS Investment Management Co. LLC

Investment Sub-Adviser

Guardian Baillie Gifford Limited

Investment Sub-Sub-Adviser

Baillie Gifford Overseas Limited

Investment Team

Tim Campbell, Amy Dymock, Mike Gush, and Richard Sneller have each been a member of the Fund’s investment team since its inception.

Purchase and Sale of Fund Shares

Shares of the Fund are only available to investors that meet certain eligibility requirements. There is no minimum initial investment in the Fund. The minimum on subsequent investments is $100.

You may redeem your shares on any business day when the New York Stock Exchange is open by mail (Boston Financial Data Services, RS Greater China Fund, P.O. Box 219717, Kansas City, MO 64121-9717), by telephone (800-766-3863), or online (www.RSinvestments.com).

Tax Information

Fund distributions are generally taxable to you as ordinary income or capital gains, unless you are a tax-exempt investor or otherwise investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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